EXHIBIT 10.9

  Subcontract EB96-2100-010 between the Company and Electric Boat Corporation


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AWARD/CONTRACT                           1. THIS CONTRACT IS A RATED ORDER            RATING                    PAGE  OF  PAGES
                                            UNDER DPAS (15 CFR 350)                   DO-A3                            1    119


2. CONTRACT (PROC.INST.IDENT.) NO.       3. EFFECTIVE DATE           4. REQUISITION PURCHASE REQUEST/PROJECT NO.
EB-96-C-2100-010                         SEE BLOCK 20C


5. ISSUED BY                             N00024         6. ADMINISTERED BY (If other than Item 5)   CC CODE
ELECTRIC BOAT CORPORATION                                     CRITICALLY DESIGNATOR
A GENERAL DYNAMICS COMPANY
EASTERN POINT ROAD
GROTON, CT 06340
                                                                                          PRE-AWARD SURVEY:

7. NAME AND ADDRESS OF CONTRACTOR (no, street, city, county, State and ZIP Code)
   8. DELIVERY CEC NO:
                                                                                      ( ) FOB ORIGIN  (X) OTHER    (See below)
NEWPORT NEWS SHIPBUILDING AND DRY DOCK COMPANY                                        SEE SECTIONS E & F
4101 WASHINGTON AVENUE                                                                9. DISCOUNT FOR PROMPT PAYMENT
NEWPORT NEWS, VA 23607

                                                                                      10. SUBMIT INVOICES        ITEM 12

 TIN NO:                                                                              (4 copies unless otherwise specified)

CAGE CODE                            FACILITY CODE                                    TO ADDRESS SHOWN IN

11. SHIP TO/MARK FOR            CODE                             12. PAYMENT WILL BE MADE BY       CODE

SEE SECTION F                                                            SEE SECTION B

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN                 14. ACCOUNTING AND APPROPRIATION DATA
COMPETITION
( ) 10 U.S.C. 2304 (c)(  )          ( ) 41 U.S.C. 253(c)(  )

15A  ITEM NO.      15B  SUPPLIES/SERVICES                15C  QTY    15D  UNIT      15E  UNIT PRICE        15E  AMOUNT

                 SEE SECTION B

15G.  TOTAL AMOUNT OF CONTRACT                                                                $  SEE SECTION B

                              16. TABLE OF CONTENTS

X'd   SEC.   DESCRIPTION                              PAGE(S)              X'd  SEC.      DESCRIPTION                        PAGE(S)
           PART I - THE SCHEDULE                                                        PART II - CONTRACT CLAUSES

X     A   SOLICITATION/CONTRACT FORM                       1                X    I   CONTRACT CLAUSES                          89
X     B   SUPPLIES OR SERVICES AND PRICES/COSTS            4                       PART III - LIST OF DOCUMENTS, EXPERTS AND
                                                                                              OTHER ATTACH.
X     C   DESCRIPTION/SPECS/WORK STATEMENT                11                X    J   LIST OF ATTACHEMENTS                     119
X     D   PACKAGING AND MARKING                           42                       PART IV - REPRESENTATIO AND INSTRUCTIONS
X     E   INSPECTION AND ACCEPTANCE                       44                     K   REPRESENTATION, CERTIFICATIONS AND OTHER
X     F   DELIVERIES OR PERFORMANCE                       50                         STATEMENTS OF OFFERORS
X     G   CONTRACT ADMINISTRATION DATA                    53                     L   INSTS., CONDS., AND NOTICES TO OFFERORS
X     H   SPECIAL CONTRACT REQUIREMENTS                   54                     M   EVALUATION FACTORS FOR AWARD

           CONTRACTING OFFICER WILL COMPLETE ITEM 17 OF 18 AS APPLICABLE

17. ( X ) CONTRACTOR'S NEGOTIATED AGREEEMENT                               18.  (  ) AWARD  (Contractor is not required to sign this
                                                                                             document)
(Contractor is required to sign this document and return     copies to             Your offer or Solicitation Number
issuing office.) Contractor agrees to furnish and deliver all items or              including the additions or changes made by you
perform all the services set forth or otherwise identified above and on any         which additions or changes are set forth in full
continuation sheets for the consideration stated herein. The rights and             above, is hereby accepted as to the items listed
obligations of the parties to this contract shall be subject to and governed        above and on any continuation sheets. This award
by the following documents: (a) this award/contract, (b) the solicitation, if       consummates the contract which consists of the
any, and (c) such provisions, representations, certifications and                   following documents: (a) the Governess's
specifications as are attached or incorporated by reference herein.                 solicitations and your offer, and (b) this
                                          (Attachments are listed herein.)          award/contract. No further contractual
                                                                                    document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or print)                              20A.  NAME AND TITLE OF SIGNER (Type or print)
T.C.  SCHIEVELBEIN                                                               J.V. Leonard, Jr.
Executive Vice President                                                         Vice President - Finance

19B. NEWPORT NEWS SHIPBUILDING            19C. DATE SIGNED                 20B.  ELECTRIC BOAT CORPORATION       20C. DATE SIGNED
     AND DRY DOCK COMPANY                                                        A GENERAL DYNAMICS COMPANY

BY  /s/ T.C. Schievelbein                    9/30/98                             BY  J.V. Leonard, Jr.                  9/30/98
    ---------------------                                                            -----------------
(Signature of person authorized to sign)                                         (Signature of person authorized to sign)

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                                                                     SUBCONTRACT
                                                                KB-96-C-2100-010

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

ITEM           SUPPLIES/SERVICES                            QTY             UNIT
--------------------------------------------------------------------------------

0011      NSSN-1

     0011AA    Construct NSSN-1                              1              Ship
               Target Cost                               $197,292,258 See Note A

     0011AB    Not Used

     0011AC    Data to Support 0011                         NSP              NSP
               (Not Separately Priced, Costs
               are included in Subline 0011AA)

     0011AD    Plan and Mark Material                        1              Ship
               (See Note D)

               Estimated Cost                             $66,222,000 See Note A

     0011AE    On-Board Repair Parts                         1              Ship
     OPTION    (See Note D)

                Estimated Cost                             $2,703,600 See Note A

0012      NSSN-2

     0012AA    Construct NSSN-2                              1              Ship
               Target Cost                               $566,370,403 See Note A

     0012AB    Post Shakedown Availablity                   TBD              TBD
               (PSA) for NSSN-2 (See Note B)

                                       4


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                                                                     SUBCONTRACT
                                                                EB-96-C-2100-010

ITEM           SUPPLIES/SERVICES                            QTY             UNIT
--------------------------------------------------------------------------------


     0012AC    Data to Support 0012                         NSP              NSP
               (Not Separately Priced, Costs
               are included in Subline 0012AA)

     0012AD    Plan and Mark Material                        1              Ship
               (See Note D)

               Estimated Cost                            $107,151,000 See Note A

     0012AE    On-Board Repair Parts                         1              Ship
     OPTION    (See Note C)

               Estimated Cost                              $4,032,000 See Note A

0013      NSSN-3

     0013AA    Construct NSSN-3                              1              Ship
               Target Cost                               $176,966,251 See Note A

     0013AB    Not Used

     0013AC    Data to Support 0013                         NSP              NSP
               (Not Separately Priced, Costs
               are included in Subline 0013AA)

     0013AD    Plan and Mark Material                        1              Ship
               (See Note D)

               Estimated Cost                            $110,143,200 See Note A

                                       5

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                                                                     SUBCONTRACT
                                                                EB-96-C-2100-010

ITEM           SUPPLIES/SERVICES                            QTY             UNIT
--------------------------------------------------------------------------------


     0013AE    On-Board Repair Parts                         1              Ship
     OPTION    (See Note C)

               Estimated Cost                              $4,032,000 See Note A

0014      NSSN-4

     0014AA    Construct NSSN-3                              1              Ship
               Target Cost                               $447,058,455 See Note A

     0014AB    Post Shakedown Availability                  TBD              TBD
               (PSA) for NSSN-4 (See Note B)

     0014AC    Data to Support 0014                         NSP              NSP
               (Not Separately Priced, Costs
               are included in Subline 0014AA)

     0014AD    Plan and Mark Material                        1              Ship
               (See Note D)

               Estimated Cost                            $113,810,700 See Note A

     0014AE    On-Board Repair Parts                         1              Ship
     OPTION    (See Note C)

               Estimated Cost                              $4,189,300 See Note A

     0015      Ordering Provision for                       TBD              TBD
               NSSN Construction and
               Support (See Note B)

                                       6